Statement Under Oath of Principal Financial Officer Regarding
            Facts and Circumstances Relating to Exchange Act Filings


I, William M. Lowe, Jr., state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Metaldyne Corporation (the "Company"), and, except as corrected or supplemented in a subsequent covered report:

          o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's Audit Committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          o Annual Report on Form 10-K for the year ended December 31, 2002, filed on April 1, 2002;

          o Proxy Statement on Schedule 14-A for our annual meeting of stockholders held May 9, 2002, filed on April 15, 2002;

          o Quarterly Report on Form 10-Q for the quarter ended March 31, 2002, filed May 15, 2002;

          o Current Reports on Form 8-K and Form 8-K/A, filed on June 11, 2002 and June 21, 2002, respectively, and Current Report on Form 8-K filed on July 22, 2002; and


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          o    any amendments to any of the foregoing.

                                     Subscribed and sworn to
/s/ William M. Lowe, Jr.             before me this 12th day of
---------------------------          August, 2002
William M. Lowe, Jr.
August 14, 2002                      /s/ Denise Bernadi
                                     ----------------------------------------
                                     My Commission Expires: December 12, 2003